Annual Report


                                NEW
                                HORIZONS
                                FUND
                                DECEMBER 31, 2001

[logo]
T. ROWE PRICE

            REPORT HIGHLIGHTS
            -------------------------------------------------------------------
            New Horizons Fund

          o Despite a strong fourth-quarter rally, small-cap growth stocks declined sharply for the six months and the year.

          o Your fund held up well in a challenging environment, significantly outpacing the Russell 2000 Growth Index and its Lipper peer group index.

          o Good stock selection and an underweighting in technology helped the fund outperform.

          o We believe the fund's holdings will fare well in an improved economy and will show future earnings growth that is stronger than the overall market.




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

FELLOW SHAREHOLDERS

Despite a fourth-quarter recovery, stock prices fell in the last half of 2001 and for the full year as well, marking the first back-to-back annual declines since 1973-74. The stock market was already down sharply by September in response to the first domestic recession in a decade. Then, prices plummeted further immediately following the unprecedented acts of terrorism against the U.S. on September 11. Fortunately, the market turned in a strong fourth-quarter advance on optimism toward an economic recovery and the war on terrorism.

         The Russell 2000 Index of small-caps held up better than the large-cap dominated S&P 500 in the second half, falling a modest 4.09%. Unlike the S&P 500, the Russell 2000 actually posted a small increase of 2.49% for the full year. Small-caps have now outperformed large since March 1999, due largely to more reasonable valuation levels among small-caps compared with large. Within the small-cap market itself, your fund's area of focus-growth stocks-substantially underperformed the value segment, primarily due to continued weakness in technology stocks. This sector continued to suffer from a sharp reduction in capital spending, unrealistic earnings expectations, and high valuations.

     PERFORMANCE COMPARISON
     ---------------------------------------------------------

     Periods Ended 12/31/01           6 Months       12 Months
     ---------------------------------------------------------
     New Horizons Fund                  -2.55%          -2.84%
     .........................................................
     Russell 2000 Growth Index          -9.26           -9.23
     .........................................................
     Russell 2000 Index                 -4.09            2.49
     .........................................................
     Lipper Small-Cap Fund Index        -7.00           -9.32
     .........................................................
     S&P 500 Stock Index                -5.56          -11.89
     .........................................................

         Your fund registered modest declines for the 6- and 12-month periods. However, it held up better than its principal market benchmark, the Russell 2000 Growth Index, by a wide margin. It also declined less than the average small-cap mutual fund. An underweighting in technology and generally good stock picking helped fund results for the year. Benefiting from recent outperformance, the fund's longer-term record continued to compare favorably with its benchmarks, as noted in the accompanying table.

     LONG-TERM REWARDS
     -----------------------------------------------------------------------

     Average annual total returns for
     periods ended 12/31/01               3 Years      5 Years      10 Years
     -----------------------------------------------------------------------
     New Horizons Fund                     8.11%         8.07%        13.75%
     .......................................................................
     Lipper Small-Cap Fund Index           6.23          6.45         10.29
     .......................................................................
     Russell 2000 Growth Index             0.25          2.87          7.19
     .......................................................................

     MARKET ENVIRONMENT

          The U.S. economy plunged into recession in 2001, ending 10 years of growth. A technology-based capital spending boom and investor euphoria over the potential of the Internet lifted the economy and took stocks to stratospheric levels. When the party ended, however, the hangover was harsh. From their peaks in March 2000, technology stocks plunged 50% to 75% on average, and inflated technology spending in the economy virtually evaporated. This recession grew largely from the sharp reduction in business capital spending. Simultaneous weakness in the economies of our major foreign trading partners added to the domestic slowdown. Direct and indirect fallout from the September 11 terrorist attacks was the culminating blow to both the economy and the stock market.

          Corporate earnings experienced their sharpest declines in a quarter century and were compounded by record losses as companies wrote off failed investments and took charges to downsize existing operations. However, we are fortunate that the recession appears to be fairly limited. While unemployment surged in the second half and consumer confidence plunged following the terrorist attacks, for example, consumer spending held up remarkably well. The Federal Reserve, led by Alan Greenspan, also responded aggressively to the contraction by cutting interest rates 11 times over the past year, totaling 475 basis points (100 basis points equal one percentage point). Record low interest rates kept the housing sector booming at near-peak levels and auto sales, fueled by financing incentives, remained similarly strong. The Bush tax cut of 2001, along with a surge in government spending post-September 11, provided a healthy dose of fiscal stimulus. Lastly, a sharp drop in energy prices over the course of 2001 and record high early-winter temperatures across most of the country have put extra money in the pockets of consumers. Inflation is all but dead.

          The bursting of the technology bubble, however, precipitated a severe bear market in 2000 and 2001 from record high valuation levels, particularly among technology stocks. During the 18-month drop, the popular Dow Jones Industrials and the S&P 500 experienced peak-to-trough declines of 27% and 36%, respectively, while the technology-laden Nasdaq fell 68%. Smaller-cap stocks generally fared better, with the Russell 2000 Index showing a 29% peak-to-trough falloff. By year-end, stocks rebounded sharply from their late-September lows with gains of 22% and 19% in the Dow and S&P 500, and a sharper 37% recovery in the Nasdaq. The Russell 2000 more than kept pace with the broader averages, rebounding 29%.

     SMALL-CAP STOCK RETURNS
     -------------------------------------------------------------------------

     Periods Ended 12/31/01          3 Months        6 Months        12 Months
     -------------------------------------------------------------------------
     Russell 2000 Index                21.09%          -4.09%            2.49%
     .........................................................................
     Russell 2000 Growth Index         26.17           -9.26            -9.23
     .........................................................................
     Russell 2000 Value Index          16.72            1.15            14.02
     .........................................................................

          Value stocks meaningfully outperformed growth again in 2001, although the growth sector recovered somewhat in the fourth-quarter rally, as noted on the accompanying table. Value stocks outperformed growth by a record margin after the March 2000 market peak, due primarily to the devastating declines of most technology issues.

     PORTFOLIO REVIEW

          Second-half fund and market performance fell into two distinct periods.From June 30 through September 21, the fund and most market indices fell 25% to 30% in response to a sharper-than-expected falloff in the economy and a plunge in investor confidence following the September 11 terrorist attacks. From September 21 through year-end,the fund and the market recouped the vast majority of these losses to end the six months with only small declines. Renewed investor confidence, bolstered by successful results in the fight against terrorism and hopes of an economic upturn in 2002, helped stimulate the rally, which was particularly beneficial to the fund. Well-timed third-quarter additions to holdings in the biotechnology and electronic technology areas contributed to strong fourth-quarter gains.

          Stock selection in general underpinned your fund's superior results in the second half. Most sector positions experienced very modest declines. An overweighting in the consumer discretionary sector, especially in our retail and restaurant holdings, helped results as consumer spending proved to be much better than predicted following September 11. Health care, another important sector for the fund, also held up well, with good results coming from health care services companies.

          Within the information technology sector, the fund's largest sector focus, strong stock selection and an underweighted position relative to most other small-cap growth funds also added meaningfully to performance.For the full year, our modest holdings in the energy and telecommunications services sectors held back results, while consumer discretionary issues were the fund's top performers. Information technology stocks were a modest drag, although several individual technology companies were important positive contributors.

          The largest contributor to performance for both the six months and full year was Affiliated Computer Services, the fund's largest holding at year-end. Affiliated Computer is a leading provider of business process outsourcing services and information technology outsourcing solutions to commercial and government clients around the world. The company epitomizes the New Horizons Fund investment philosophy. It has a first-rate management team, serves a rapidly growing business niche, and generates strong and consistent earnings and cash flow growth. The fund first purchased Affiliated on its initial public offering in September 1994. Since that time, the company has never fallen short of Wall Street's earnings expectations and has grown its earnings at a compound rate close to 25% per year. The stock has gone up more than tenfold since its IPO, and the fund has an unrealized profit of over $100 million on its holdings. Over time, we will redeploy our Affiliated holdings into younger, smaller-growth companies, but will do so slowly, recognizing the inherent strength of the firm's business model.

          In the consumer sector, top contributors in the second half included O'Reilly Automotive and Tuesday Morning in retailing and Outback Steakhouse in the restaurant area. Cabot Microelectronics, a producer of materials used in the manufacturing of semiconductors, and Maxim Integrated Products, a long-time top holding that produces analog semiconductors, were our top contributors in the technology sector for the six months. On the flip side, the fund's worst contributors came from several sectors and were generally characterized by slashed earnings expectations. These included satellite TV firm Pegasus Communications, international cellular telephone service provider Millicom, telecommunications equipment maker Sonus
          Networks, and network security software provider Internet Security Systems. The majority of the fund's worst contributors for the full year came from the technology sector, where sales and earnings outlooks were repeatedly and substantially revised downward.

     SECTOR DIVERSIFICATION
     -------------------------------------------------------------

                         12/31/00         6/30/01         12/31/01
     -------------------------------------------------------------
     Information Technology   32%             29%              27%
     .............................................................
     Health Care              22              21               23
     .............................................................
     Consumer Discretionary   16              20               19
     .............................................................
     Industrials and
     Business Services        13              15               15
     .............................................................
     Energy                    7               6                6
     .............................................................
     Financials                3               4                4
     .............................................................
     Consumer Staples          2               2                2
     .............................................................
     Reserves                  3               1                2
     .............................................................
     Telecommunication
     Services                  2               2                2
     .............................................................
     Materials                 0               0                0
     .............................................................
     Utilities                 0               0                0
     -------------------------------------------------------------
     Total                   100%            100%             100%

          The accompanying table shows the changes in the fund's major sector weightings over the course of the year. You may notice that we are using a new standard industry and sector classification system in concert with all T. Rowe Price diversified equity funds to allow easier comparisons. The major changes to note were a reduction in information technology holdings and increases in holdings of consumer discretionary and industrials and business services stocks.

     OUTLOOK

          Following the sharp fourth-quarter stock market recovery, investors are left with many questions. Has the market moved too much, too quickly? What is the timing and shape of the coming economic upturn likely to be?

          We have been encouraged by the market's resilience, as it shows increasing confidence on the part of investors toward the financial markets and the economy. The economy seems to be at or near its low point in this business-led recession, as the drop in capital spending has now largely run its course. Much excess capacity has been taken out of the system, as evidenced by the unprecedented corporate write-offs taken during 2001. Corporate inventories have been run down and will need to be rebuilt. In addition, the large gains in corporate productivity achieved in the late 1990s will help going forward. The economy won't get much aid from the consumer segment, however, since consumer outlays remained relatively strong during the downturn, even post-September 11. In addition, persistent unemployment could be a drag on consumer spending. Given these factors, we are constructive but not euphoric about the economic outlook, confident that we have reached a bottom but uncertain as to the pace of the upturn.

          Stocks are not cheap on a historical basis and already discount at least part of the expected economic recovery. Higher-than-average valuations seem appropriate, however, given that we are coming off an economic trough and that interest rates are at 40-year lows. In addition, so far in 2002, our research analysts are noting a reduction in the number of corporations reporting major earnings shortfalls and lowering future sales and earnings forecasts. Stocks therefore seem poised for a moderate advance in 2002. Historically, small-caps outperform large coming out of recessions and off market bottoms, usually for several years. Stronger relative earnings growth for small-caps coming out of the economic downturn is also likely.

          Your fund held up reasonably well during these last two years of market turmoil, and a sharp fourth-quarter advance indicates that it is well positioned to benefit from a sustained market upturn. Despite their improved relative performance, small stocks still sell at meaningful valuation discounts to large-caps: the fund's relative price/earnings (P/E) ratio compared with the S&P 500 rose to 1.50 at year-end, high by recent standards but still below historical maximums and skewed upward by depressed earnings. We believe the fund's holdings will fare well in an improved economy and will show future earnings growth of 20% to 25%, much stronger than the overall market. We remain optimistic about the fund's ability to deliver above-average performance over the long term.


          Respectfully submitted,

          /S/John H. Laporte

          John H. Laporte
          President and chairman of the fund's Investment Advisory Committee

          January 25, 2002

          The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. ROWE PRICE NEW HORIZONS FUND
-------------------------------------------------------------------------------

NEW HORIZONS FUND P/E RATIO

[line chart]

12/66   23.6
        30.9
        32.4
        36.4
12/67   31.9
        29.2
        37.1
        32.8
12/68   33.5
        30.1
        31.4
        28.6
12/69   28.6
        25
        17.7
        20.4
12/70   22.2
        29.7
        28
        27.7
12/71   28.6
        33.5
        33.5
        29.7
12/72   29.2
        22.6
        17.9
        21.7
12/73   16.8
        15.7
        12.5
        8.7
12/74   8.7
        13.7
        15.3
        11.7
12/75   11.5
        12.4
        10.7
        10.1
12/76   10.4
        9
        8.7
        8.6
12/77   8.8
        8.6
        9.5
        10.7
12/78   8.9
        9.6
        9
        9.8
12/79   10.7
        9.3
        10.4
        14.2
12/80   16.5
        15.7
        14.9
        11.3
12/81   11.5
        10.4
        10.8
        13.1
12/82   16.8
        19.4
        21.5
        19.3
12/83   17.3
        14.4
        13.9
        13.5
12/84   12.4
        14.5
        15
        14
12/85   16.1
        17.3
        17.5
        14.6
12/86   14.5
        18.3
        17.9
        18.2
12/87   12.5
        13.9
        14.7
        12.8
12/88   12.5
        13
        13.8
        14.5
12/89   14.3
        13.4
        15
        12
12/90   13.6
        18.3
        17.1
        17.8
12/91   19.8
        19.4
        16.8
        17
12/92   19.8
        19
        19.7
        20.9
12/93   21.5
        20
        18.2
        18.9
12/94   18.2
        18.9
        20.4
        22.8
12/95   23.6
        24.1
        26.2
        21.4
12/96   23.1
        27.2
        23.6
        24.7
12/97   24.4
        20.6
        23.5
        20.7
12/98   24.4
        25.1
        28.3
12/99   31.9
        32.4
        32.6
12/00   31.1
9/01    27.9
12/01   34.5



[end line chart]


NEW HORIZONS FUND P/E RELATIVE TO THE S&P 500 P/E

[line chart]

12/66   1.56
        1.83
        1.91
        2.01
12/67   1.91
        1.86
        2.14
        1.84
12/68   1.86
        1.71
        1.86
        1.64
12/69   1.57
        1.43
        1.27
        1.28
12/70   1.31
        1.62
        1.63
        1.63
12/71   1.8
        1.99
        2.11
        1.97
12/72   1.9
        1.67
        1.46
        1.67
12/73   1.47
        1.39
        1.19
        1.13
12/74   1.04
        1.25
        1.29
        1.16
12/75   1.17
        1.14
        1.03
        1.04
12/76   1.07
        0.94
        1.02
        1.05
12/77   1.11
        1.18
        1.22
        1.29
12/78   1.17
        1.28
        1.18
        1.2
12/79   1.32
        1.37
        1.28
        1.63
12/80   1.88
        1.89
        1.94
        1.66
12/81   1.53
        1.53
        1.54
        1.7
12/82   1.89
        2.11
        2.17
        2.05
12/83   1.86
        1.6
        1.62
        1.52
12/84   1.35
        1.42
        1.35
        1.27
12/85   1.3
        1.26
        1.15
        1.05
12/86   1.02
        1.1
        1.13
        1.14
12/87   1.01
        1.09
        1.2
        1.12
12/88   1.14
        1.12
        1.12
        1.08
12/89   1.01
        0.99
        1.05
        0.96
12/90   1.01
        1.2
        1.17
        1.15
12/91   1.19
        1.23
        1.06
        1.06
12/92   1.2
        1.14
        1.2
        1.25
12/93   1.34
        1.32
        1.26
        1.29
12/94   1.37
        1.32
        1.34
        1.44
12/95   1.49
        1.48
        1.58
        1.58
12/96   1.23
        1.23
        1.17
        1.33
12/97   1.16
        1.09
6/98    1.04
        0.96
        0.96
12/98   0.92
3/99    0.78
6/99    0.9
9/99    1.02
12/99   1.03
3/00    1.19
6/00    1.33
9/00    1.38
12/00   1.41
9/01    1.26
12/01   1.5


[end line chart]


Note: The fund's P/E ratio is an average, unweighted number based on 12-month forward earnings per share as estimated by the fund's investment manager at each quarter-end.

T. ROWE PRICE NEW HORIZONS FUND
-------------------------------------------------------------------------------


PORTFOLIO HIGHLIGHTS
-------------------------------------------------------------------
     TWENTY-FIVE LARGEST HOLDINGS

                                                         Percent of
                                                         Net Assets
                                                           12/31/01
     --------------------------------------------------------------
     Affiliated Computer Services                              2.5%
     ..............................................................
     BISYS                                                     1.8
     ..............................................................
     Apollo                                                    1.7
     ..............................................................
     Maxim Integrated Products                                 1.7
     ..............................................................
     Outback Steakhouse                                        1.6
     --------------------------------------------------------------
     BJ Services                                               1.6
     ..............................................................
     Henry Schein                                              1.6
     ..............................................................
     Radian                                                    1.5
     ..............................................................
     Omnicare                                                  1.4
     ..............................................................
     Cephalon                                                  1.4
     --------------------------------------------------------------
     Orthodontic Centers of America                            1.4
     ..............................................................
     Electronic Arts                                           1.3
     ..............................................................
     Gilead Sciences                                           1.3
     ..............................................................
     Cabot Microelectronics                                    1.2
     ..............................................................
     O'Reilly Automotive                                       1.2
     --------------------------------------------------------------
     Davita                                                    1.2
     ..............................................................
     Iron Mountain                                             1.2
     ..............................................................
     Catalina Marketing                                        1.1
     ..............................................................
     Analog Devices                                            1.1
     ..............................................................
     Lamar Advertising                                         1.0
     --------------------------------------------------------------
     Neurocrine Biosciences                                    1.0
     ..............................................................
     Duane Reade                                               1.0
     ..............................................................
     NPS Pharmaceuticals                                       1.0
     ..............................................................
     Lattice Semiconductor                                     0.9
     ..............................................................
     Tuesday Morning                                           0.9
     --------------------------------------------------------------
     Total                                                    33.6%

     Note: Table excludes reserves.

T. ROWE PRICE NEW HORIZONS FUND
-------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS
-------------------------------------------------------------------------------

     CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

     6 Months Ended 12/31/01

     Ten Best Contributors                     Ten Worst Contributors
     ------------------------------------------------------------------------------------
     Affiliated Computer Services    19[cent]  Pegasus Communications           -11[cent]
     ........................................  ..........................................
     Cabot Microelectronics           7        Sonus Networks                     7
     ........................................  ..........................................
     O'Reilly Automotive              7        Altera                             6
     ........................................  ..........................................
     Maxim Integrated Products        6        Millicom International Cellular    6
     ........................................  ..........................................
     Tier Technologies                6        Internet Security Systems          6
     ........................................  ..........................................
     Omnicare                         6        Nautica Enterprises                5
     ........................................  ..........................................
     Outback Steakhouse               6        DDi                                5
     ........................................  ..........................................
     Tuesday Morning                  6        Alkermes(*)                        5
     ........................................  ..........................................
     Davita                           5        eSpeed(*)                          5
     ........................................  ..........................................
     Neurocrine Biosciences           5        Human Genome Sciences              5
     ----------------------------------------  ------------------------------------------
     Total                           73[cent]  Total                            -61[cent]

     12 Months Ended 12/31/01

     Ten Best Contributors                     Ten Worst Contributors
     ------------------------------------------------------------------------------------
     Affiliated Computer Services    26[cent]  NetIQ                            -24[cent]
     ........................................  ..........................................
     Electronic Arts                 13        WebTrends(*)                      19
     ........................................  ..........................................
     Tuesday Morning                 13        Informatica                       17
     ........................................  ..........................................
     Cabot Microelectronics          13        Internet Security Systems         14
     ........................................  ..........................................
     Gilead Sciences                 12        PurchasePro.com(*)                14
     ........................................  ..........................................
     Apollo                          11        Pegasus Communications            14
     ........................................  ..........................................
     Tweeter Home Entertainment       9        Newport                           14
     ........................................  ..........................................
     Outback Steakhouse               9        Actuate                           13
     ........................................  ..........................................
     BISYS                            9        Inhale Therapeutic Systems(*)     11
     ........................................  ..........................................
     Neurocrine Biosciences           8        Abgenix                           10
     ----------------------------------------  ------------------------------------------
     Total                          123[cent]  Total                           -150[cent]

     (*) Position eliminated

T. ROWE PRICE NEW HORIZONS FUND
-------------------------------------------------------------------------------


PERFORMANCE COMPARISON
-------------------------------------------------------------------------------
     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Developing                                   ANNUAL
Technologies Fund                             #NAME?
-------------------------------------------------------------------------------

Exhibit Name & Description:      SEC Chart - Developing Technologies Fund
                                 Placement after the letter

Template Filename:  SEE "CHARTS/SEC GRAPHS" Choose appropriate template
                    Also use "PerfCompPg (txt-sing)

                 (dotted black line)    (solid black line)
       Date       Lipper Science &           S&P 500         Developing
                      Technolgy            Stock Index      Technologies
                      Fund Index                                Fund
                                                               ---------
     1    8/31/00      $ 10,000            $  10,000           $  10,000     8/31/00 Lipper Sci & Tech Fd Inx
       ----------      --------            ---------           ---------
     2 09/30/2000      $   8975            $   9,472           $   9,910     9/30/00
       ----------      --------            ---------           ---------
     3 12/31/2000      $   5868            $   8,731           $   7,211    12/31/00
       ----------      --------            ---------           ---------
     4 03/31/2001      $   4079            $   7,696           $   4,187     3/31/01
       ----------      --------            ---------           ---------
     5 06/30/2001      $   4571            $   8,146           $   5,491     6/30/01
       ----------      --------            ---------           ---------
     6 09/30/2001      $   2890            $   6,951           $   3,085     9/30/01
       ----------      --------            ---------           ---------
     7   12/31/01      $   3831            $   7,693           $   5,006    12/31/01
       ----------      --------            ---------           ---------

     Instructions:
     First date must be inception date for funds lacking a 10-year history. Amount of dates plotted can range from a minimum of two (2) to a maximum of eleven (11) - including inception date.
     Vertical labels begin with 10,000; the range can vary, however, six (6) labels must be used.

     Comments:

AVERAGE ANNUAL COMPOUND TOTAL RETURN
-------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

     Periods Ended 12/31/01        1 Year     3 Years     5 Years      10 Years
     --------------------------------------------------------------------------
     New Horizons Fund             -2.84%       8.11%       8.07%        13.75%
     ..........................................................................

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE NEW HORIZONS FUND
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS                 For a share outstanding throughout each
                                     period
-------------------------------------------------------------------------------

                                   Year
                                  Ended
                               12/31/01   12/31/00   12/31/99   12/31/98   12/31/97
NET ASSET VALUE
Beginning of period            $  23.89   $  27.53   $  23.34   $  23.30   $  21.77
                               .....................................................
Investment activities
  Net investment income (loss)    (0.17)     (0.13)     (0.15)     (0.15)     (0.12)
  Net realized and
  unrealized gain (loss)          (0.53)     (0.37)      7.36       1.46       2.23
                               .....................................................
  Total from
  investment activities           (0.70)     (0.50)      7.21       1.31       2.11
                               .....................................................
Distributions
  Net realized gain               (0.56)     (3.14)     (3.02)     (1.27)     (0.58)
                               .....................................................
NET ASSET VALUE
End of period                  $  22.63   $  23.89   $  27.53   $  23.34   $  23.30
                               -----------------------------------------------------

Ratios/Supplemental Data
Total return(*)                 (2.84)%    (1.86)%     32.52%      6.25%      9.77%
.....................................................................................
Ratio of total expenses to
average net assets                0.91%      0.88%      0.90%      0.89%      0.88%
.....................................................................................
Ratio of net investment
income (loss) to average
net assets                      (0.77)%    (0.51)%    (0.66)%    (0.65)%    (0.57)%
.....................................................................................
Portfolio turnover rate           27.4%      47.2%      44.7%      41.2%      45.2%
.....................................................................................
Net assets, end of period
(in millions)                  $  5,583   $  6,122   $  6,022   $  5,228   $  5,104
.....................................................................................

(*) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW HORIZONS FUND
-------------------------------------------------------------------------------
                                                              December 31, 2001


     PORTFOLIO OF INVESTMENTS                        Shares               Value
     --------------------------------------------------------------------------
                                                                   In thousands
     EQUITY INVESTMENTS 98.0% [infinity]

     CONSUMER DISCRETIONARY 19.2%

     Distributors 0.1%
     Brightpoint(*)                               1,500,000            $  4,718
     ..........................................................................
                                                                          4,718
                                                                       ........
     Hotels, Restaurants & Leisure 4.9%
     CEC Entertainment(*)                           376,300              16,328
     ..........................................................................
     Extended Stay America(*)                     2,000,000              32,800
     ..........................................................................
     Intrawest                                      500,000               8,750
     ..........................................................................
     Outback Steakhouse(*)                        2,600,000              89,050
     ..........................................................................
     PF Chang's China Bistro(*)([dagger])           800,000              37,836
     ..........................................................................
     Rare Hospitality(*)                            750,000              16,916
     ..........................................................................
     Six Flags(*)                                 1,750,000              26,915
     ..........................................................................
     Sonic(*)                                     1,000,000              35,925
     ..........................................................................
     Vail Resorts(*)                                610,000              10,815
     ..........................................................................
                                                                        275,335
                                                                       ........
     Household Durables 1.7%
     Harman                                         650,000              29,315
     ..........................................................................
     Rayovac(*)                                   1,150,000              20,240
     ..........................................................................
     Toll Brothers(*)                             1,000,000              43,900
     ..........................................................................
                                                                         93,455
                                                                       ........
     Leisure Equipment & Products 0.1%
     Midway Games(*)                                 450,000              6,755
     ..........................................................................
                                                                          6,755
                                                                       ........
     Media 6.1%
     ADVO(*)                                       1,000,000             43,000
     ..........................................................................
     Catalina Marketing(*)                         1,750,000             60,725
     ..........................................................................
     Cox Radio (Class A)(*)                          908,700             23,154
     ..........................................................................
     Emmis Communications (Class A)(*)               600,000             14,151
     ..........................................................................
     Entercom Communications(*)                      500,000             25,000
     ..........................................................................
     Lamar Advertising (Class A)(*)                1,350,000             57,091
     ..........................................................................
     Leapnet(*)([dagger])                            314,758                578
     ..........................................................................
     Pegasus Communications(*)                     1,000,000             10,380
     ..........................................................................
     Radio One (Class D)(*)                        2,250,000             40,601
     ..........................................................................
     Regent Communications(*)([dagger])            1,900,000             12,740
     ..........................................................................
     Sinclair Broadcast (Class A)(*)               1,500,000             14,182
     ..........................................................................

T. ROWE PRICE NEW HORIZONS FUND
-------------------------------------------------------------------------------


                                                      Shares              Value
     --------------------------------------------------------------------------
                                                                   In thousands
     Spanish Broadcasting(*)                       1,250,000         $   12,056
     ..........................................................................
     Westwood One(*)                                 660,800             19,857
     ..........................................................................
     Young Broadcasting (Class A)(*)                 297,300              5,395
     ..........................................................................
                                                                        338,910
                                                                     ..........
     Multiline Retail 1.2%
     Family Dollar Stores                            600,000             17,988
     ..........................................................................
     Tuesday Morning(*)([dagger])                  2,787,500             50,370
     ..........................................................................
                                                                         68,358
                                                                     ..........
     Specialty Retail 4.3%
     Christopher & Banks(*)                          675,000             23,122
     ..........................................................................
     Cole National (Class A)(*)([dagger])            969,000             16,037
     ..........................................................................
     Cost Plus(*)                                    355,000              9,391
     ..........................................................................
     Genesco(*)                                      750,000             15,570
     ..........................................................................
     Hot Topic(*)                                    400,000             12,558
     ..........................................................................
     Linens 'n Things(*)                             500,000             12,750
     ..........................................................................
     O'Reilly Automotive(*)                        1,848,100             67,650
     ..........................................................................
     Sonic Automotive(*)                           1,000,000             23,440
     ..........................................................................
     Tweeter Home Entertainment(*)([dagger])       1,250,000             35,950
     ..........................................................................
     Ultimate Electronics(*)([dagger])               803,000             23,793
     ..........................................................................
                                                                        240,261
                                                                     ..........
     Textiles & Apparel 0.8%
     Nautica Enterprises(*)([dagger])              1,750,000             22,391
     ..........................................................................
     QuikSilver(*)([dagger])                       1,250,000             21,500
     ..........................................................................
                                                                         43,891
                                                                     ..........
     Total Consumer Discretionary                                     1,071,683
                                                                     ..........

     CONSUMER STAPLES 2.0%

     Food & Drug Retailing 1.3%
     Casey's General Stores                        1,215,000             18,110
     ..........................................................................
     Duane Reade(*)([dagger])                      1,850,000             56,147
     ..........................................................................
                                                                         74,257
                                                                     ..........
     Food Products 0.7%
     American Italian Pasta (Class A)(*)             300,000             12,609
     ..........................................................................
     Delta Pine & Land                             1,000,000             22,630
     ..........................................................................
                                                                         35,239
                                                                     ..........
     Total Consumer Staples                                             109,496
                                                                     ..........

T. ROWE PRICE NEW HORIZONS FUND
-------------------------------------------------------------------------------

                                                     Shares               Value
     --------------------------------------------------------------------------
                                                                   In thousands
     ENERGY 6.2%

     Energy Equipment & Services 5.0%
     BJ Services(*)                               2,708,700         $    87,897
     ..........................................................................
     Cooper Cameron(*)                              600,000              24,216
     ..........................................................................
     FMC Technologies(*)                            250,000               4,113
     ..........................................................................
     Global Industries(*)                           950,000               8,474
     ..........................................................................
     Helmerich & Payne                            1,000,000              33,380
     ..........................................................................
     Hydril(*)                                      600,000              10,623
     ..........................................................................
     Key Energy Services(*)                       1,788,100              16,451
     ..........................................................................
     Lone Star Technologies(*)                      425,000               7,480
     ..........................................................................
     Seacor Smit(*)                                 450,000              20,880
     ..........................................................................
     Smith(*)                                       400,000              21,448
     ..........................................................................
     Stolt Offshore (ADR)(*)                        650,000               5,860
     ..........................................................................
     Tidewater                                      600,000              20,340
     ..........................................................................
     W-H Energy Services(*)                         885,000              16,766
     ..........................................................................
                                                                        277,928
                                                                     ..........
     Oil & Gas 1.2%
     Encore Acquisition(*)                          700,000               9,317
     ..........................................................................
     Newfield Exploration(*)                        500,000              17,755
     ..........................................................................
     Westport Resources(*)                          500,000               8,675
     ..........................................................................
     XTO Energy                                   1,687,500              29,531
     ..........................................................................
                                                                         65,278
                                                                     ..........
     Total Energy                                                       343,206
                                                                     ..........

     FINANCIALS 3.8%

     Banks 0.8%
     Boston Private Financial                      200,000                4,415
     ..........................................................................
     Investor's Financial Services                 150,000                9,927
     ..........................................................................
     Silicon Valley Bancshares(*)                  300,000                8,021
     ..........................................................................
     UCBH                                          750,000               21,277
     ..........................................................................
                                                                         43,640
                                                                     ..........
     Diversified Financials 1.1%
     Affiliated Managers(*)                        400,000               28,192
     ..........................................................................
     Legg Mason                                    600,000               29,988
     ..........................................................................
                                                                         58,180
                                                                     ..........
     Insurance 1.5%
     Radian                                      2,000,000               85,900
     ..........................................................................
                                                                         85,900
                                                                     ..........

T. ROWE PRICE NEW HORIZONS FUND
-------------------------------------------------------------------------------


                                                         Shares               Value
     ------------------------------------------------------------------------------
                                                                       In thousands

     Real Estate 0.4%
     Jones Lang Lasalle(*)                              350,000           $   6,317
     ..............................................................................
     Trammell Crow(*)                                 1,500,000              17,550
     ..............................................................................
                                                                             23,867
                                                                         ..........
     Total Financials                                                       211,587
                                                                         ..........

     HEALTH CARE 22.9%

     Biotechnology 10.2%
     Abgenix(*)                                         980,100              32,975
     ..............................................................................
     Advanced Medicine (Series D)(*)([double dagger])   513,334               4,620
     ..............................................................................
     Alexion Pharmaceutical(*)                          375,700               9,182
     ..............................................................................
     Alkermes(*)                                      1,568,400              41,359
     ..............................................................................
     Aviron(*)                                          290,000              14,432
     ..............................................................................
     Cephalon(*)                                      1,050,000              79,364
     ..............................................................................
     COR Therapeutics(*)                              1,575,000              37,753
     ..............................................................................
     Cubist Pharmaceuticals(*)                          515,000              18,455
     ..............................................................................
     CV Therapeutics(*)                                 250,000              13,006
     ..............................................................................
     Deltagen(*)                                        725,000               6,652
     ..............................................................................
     Doubletwist (Series D)(*)([double dagger])       2,657,807               1,000
     ..............................................................................
     Exelixis(*)                                        425,000               7,006
     ..............................................................................
     Gilead Sciences(*)                               1,065,000              69,997
     ..............................................................................
     Human Genome Sciences(*)                           440,000              14,839
     ..............................................................................
     Imclone Systems(*)                                 125,000               5,810
     ..............................................................................
     Incyte Genomics(*)                                 100,000               1,944
     ..............................................................................
     Isis Pharmaceuticals (Class B)(*)                   76,000               1,687
     ..............................................................................
     Neose Technologies(*)                               90,000               3,285
     ..............................................................................
     Neurocrine Biosciences(*)                        1,100,700              56,471
     ..............................................................................
     NPS Pharmaceuticals(*)                           1,452,000              55,633
     ..............................................................................
     OSI Pharmaceuticals(*)                             375,000              17,151
     ..............................................................................
     Protein Design Labs(*)                             250,000               8,214
     ..............................................................................
     Regeneron Pharmaceuticals(*)                       125,000               3,512
     ..............................................................................
     Telik(*)                                           325,000               4,417
     ..............................................................................
     Triangle Pharmaceuticals(*)                      1,700,000               7,021
     ..............................................................................
     Trimeris(*)                                        496,700              22,344
     ..............................................................................
     Tularik(*)                                         100,000               2,399
     ..............................................................................
     Versicor(*)                                        200,000               4,071
     ..............................................................................
     Vertex Pharmaceuticals(*)                          525,000              12,873
     ..............................................................................

T. ROWE PRICE NEW HORIZONS FUND
-------------------------------------------------------------------------------

                                                            Shares       Value
     --------------------------------------------------------------------------
                                                                   In thousands

     ViroPharma(*)                                         575,000    $  13,193
     ..........................................................................
                                                                        570,665
                                                                      .........
     Health Care Equipment & Supplies 3.0%
     Advanced Neuromodulation Systems(*)                   400,000       14,046
     ..........................................................................
     Apogent Technologies(*)                               750,000       19,350
     ..........................................................................
     Aspect Medical Systems(*)                             515,100        5,220
     ..........................................................................
     Bruker Daltonics(*)                                    72,300        1,180
     ..........................................................................
     Charles River Laboratories(*)                         576,500       19,301
     ..........................................................................
     Control Delivery Systems (Series A), Cv. Pfd.,
       8.00%(*)([double dagger])                            74,432        4,000
     ..........................................................................
     Cytyc(*)                                              750,000       19,579
     ..........................................................................
     EPIX Medical(*)                                       550,000        7,791
     ..........................................................................
     Invitrogen(*)                                         320,000       19,819
     ..........................................................................
     Mettler Toledo(*)                                     200,000       10,370
     ..........................................................................
     Serologicals (*)([dagger])                          1,800,000       38,610
     ..........................................................................
     Wilson Greatbatch Technologies(*)                     250,000        9,025
     ..........................................................................
                                                                        168,291
                                                                      .........
     Health Care Providers & Services 8.4%

     Advance PCS(*)                                        500,000       14,685
     ..........................................................................
     Advisory Board(*)                                     102,800        2,860
     ..........................................................................
     Alliance Imaging(*)                                   800,000        9,760
     ..........................................................................
     AmeriPath(*)                                        1,136,050       36,632
     ..........................................................................
     AMN Healthcare Services(*)                            115,700        3,170
     ..........................................................................
     Boron LePore & Associates (*)(dagger)                 700,000        9,601
     ..........................................................................
     Community Health System(*)                            300,000        7,650
     ..........................................................................
     Cross Country(*)                                      186,500        4,939
     ..........................................................................
     Davita(*)                                           2,750,000       67,238
     ..........................................................................
     HealthStream (*)([dagger])                          2,500,000        2,738
     ..........................................................................
     Henry Schein (*)([dagger])                          2,350,000       87,020
     ..........................................................................
     Omnicare                                            3,250,000       80,860
     ..........................................................................
     Orthodontic Centers of America (*)[(dagger)]        2,500,000       76,250
     ..........................................................................
     Renal Care(*)                                       1,250,000       40,125
     ..........................................................................
     United Surgical Partners(*)                           250,000        5,286
     ..........................................................................
     VCA Antech(*)                                       1,000,000       12,005
     ..........................................................................
     WebMD(*)                                              902,500        6,367
     ..........................................................................
                                                                        467,186
                                                                      .........
     Pharmaceuticals 1.3%
     Adolor(*)                                              71,000        1,274
     ..........................................................................
     Durect(*)                                           1,481,300       17,102
     ..........................................................................

T. ROWE PRICE NEW HORIZONS FUND
-------------------------------------------------------------------------------

                                                            Shares        Value
     --------------------------------------------------------------------------
                                                                   In thousands

     Guilford Pharmaceuticals(*)                           485,000   $    5,798
     ..........................................................................
     Ista Pharmaceuticals (*)([dagger])                  1,250,000        8,387
     ..........................................................................
     Medicines(*)                                          650,000        7,550
     ..........................................................................
     Noven Pharmaceuticals(*)                              325,000        5,777
     ..........................................................................
     Pharmaceutical Resources(*)                           472,223       15,961
     ..........................................................................
     Shire Pharmaceuticals (ADR)(*)                        150,000        5,491
     ..........................................................................
     Women First Healthcare(*)                             304,000        3,038
     ..........................................................................
                                                                         70,378
                                                                     ..........
     Total Health Care                                                1,276,520
                                                                     ..........

     INDUSTRIALS & BUSINESS SERVICES 15.1%

     Aerospace & Defense 0.5%
     Armor(*)                                             420,200        11,341
     ..........................................................................
     Triumph(*)                                           500,000        16,250
     ..........................................................................
                                                                         27,591
                                                                     ..........
     Air Freight & Couriers 1.0%
     C.H. Robinson Worldwide                              420,000        12,157
     ..........................................................................
     EGL(*)                                               850,000        11,862
     ..........................................................................
     Forward Air(*)                                       700,000        23,684
     ..........................................................................
     UTi Worldwide                                        450,000         8,725
     ..........................................................................
                                                                         56,428
                                                                     ..........
     Building Products 0.5%
     Watsco (Class A)                                   2,000,000        28,400
     ..........................................................................
                                                                         28,400
                                                                     ..........
     Commercial Services & Supplies 11.6%
     Apollo (Class A)(*)                                2,150,000        96,782
     ..........................................................................
     BISYS(*)                                           1,550,000        99,192
     ..........................................................................
     Bright Horizons Family Solution(*)([dagger])         750,000        20,996
     ..........................................................................
     Central Parking                                      566,900        11,134
     ..........................................................................
     Corporate Executive Board(*)                         900,000        33,048
     ..........................................................................
     Devry(*)                                             299,500         8,521
     ..........................................................................
     Edison Schools(*)                                  1,350,000        26,494
     ..........................................................................
     Exult(*)                                           2,250,000        35,831
     ..........................................................................
     F. Y. I.(*)                                          850,000        28,500
     ..........................................................................
     Factset Research Systems                             250,000         8,738
     ..........................................................................
     Iron Mountain(*)                                   1,500,000        65,700
     ..........................................................................
     Mobile Mini(*)                                       700,000        27,373
     ..........................................................................

T. ROWE PRICE NEW HORIZONS FUND
-------------------------------------------------------------------------------

                                                      Shares              Value
     --------------------------------------------------------------------------
                                                                   In thousands
     Modis Professional Services(*)                  750,000         $    5,355
     ..........................................................................
     Paychex                                         250,000              8,711
     ..........................................................................
     School Specialty (*)([dagger])                1,000,000             22,880
     ..........................................................................
     SITEL(*)                                      2,750,000              6,600
     ..........................................................................
     Sylvan Learning Systems(*)                    1,750,000             38,614
     ..........................................................................
     Tetra Tech(*)                                 1,250,000             24,913
     ..........................................................................
     United Stationers(*)                            675,000             22,815
     ..........................................................................
     University of Phoenix Online (*)([dagger])      807,000             26,296
     ..........................................................................
     Waste Connections(*)                            700,000             21,690
     ..........................................................................
     West Corporation(*)                             300,000              7,506
     ..........................................................................
                                                                        647,689
                                                                     ..........
     Construction & Engineering 0.2%
     Comfort Systems USA(*)                        1,750,000              6,475
     ..........................................................................
     Encompass Services(*)                           500,000              1,450
     ..........................................................................
                                                                          7,925
                                                                     ..........
     Electrical Equipment 0.1%
     C&D Technologies                                100,000              2,285
     ..........................................................................
                                                                          2,285
                                                                     ..........
     Industrial Conglomerates 0.1%
     Lydall(*)                                       500,000              5,000
     ..........................................................................
                                                                          5,000
                                                                     ..........
     Machinery 0.6%
     Catalytica Energy Systems(*)                    500,000              2,290
     ..........................................................................
     Nordson                                         510,000             13,472
     ..........................................................................
     Oshkosh Truck (Class B)                         400,000             19,502
     ..........................................................................
                                                                         35,264
                                                                     ..........
     Trading Companies & Distributors 0.5%
     MSC Industrial Direct (Class A)(*)            1,500,000             29,625
     ..........................................................................
                                                                         29,625
                                                                     ..........
     Total Industrials & Business Services                              840,207
                                                                     ..........

     INFORMATION TECHNOLOGY 26.7%

     Communications Equipment 1.1%
     Alvarion(*)                                     600,000              2,232
     ..........................................................................
     AudioCodes(*)                                   850,000              4,764
     ..........................................................................
     Ceragon Networks(*)                             600,000              2,640
     ..........................................................................
     Harmonic(*)                                   1,300,000             15,632
     ..........................................................................

T. ROWE PRICE NEW HORIZONS FUND
-------------------------------------------------------------------------------

                                                      Shares              Value
     --------------------------------------------------------------------------
                                                                   In thousands
     ONI Systems(*)                                  900,000         $    5,666
     ..........................................................................
     Oplink Communications(*)                        900,000              1,701
     ..........................................................................
     Packeteer(*)                                    900,000              6,620
     ..........................................................................
     SBA Communications(*)                           750,000              9,761
     ..........................................................................
     Sonus Networks(*)                               900,000              4,149
     ..........................................................................
     Turnstone Systems(*)                          1,800,000              7,173
     ..........................................................................
                                                                         60,338
                                                                     ..........
     Electronic Equipment & Instruments 1.4%
     Cognex(*)                                     1,325,000             33,946
     ..........................................................................
     DDi(*)                                        1,300,000             12,799
     ..........................................................................
     KEMET(*)                                        600,000             10,650
     ..........................................................................
     Methode Electronics (Class A)                   600,000              4,803
     ..........................................................................
     Molex                                           122,070              3,779
     ..........................................................................
     Newport                                         750,000             14,467
     ..........................................................................
                                                                         80,444
                                                                     ..........
     Internet Software & Services 2.4%
     Digital Insight(*)                            1,000,000             22,485
     ..........................................................................
     Internet Security Systems(*)                    650,000             20,852
     ..........................................................................
     MatrixOne(*)                                  1,600,000             20,776
     ..........................................................................
     Netegrity(*)                                    650,000             12,587
     ..........................................................................
     Openwave Systems(*)                             300,000              2,939
     ..........................................................................
     Register.com(*)                               1,100,000             12,622
     ..........................................................................
     Sonicwall(*)                                    850,000             16,520
     ..........................................................................
     Stellent(*)                                     250,000              7,457
     ..........................................................................
     Webex Communications(*)                         630,000             15,659
     ..........................................................................
                                                                        131,897
                                                                     ..........
     IT Consulting & Services 5.9%
     Affiliated Computer Services (Class A)(*)     1,300,000            137,969
     ..........................................................................
     AnswerThink(*)                                  750,000              4,901
     ..........................................................................
     Cape Success(*)                                  46,320                  0
     ..........................................................................
     Cape Success (Series B)(*)                        3,584                  0
     ..........................................................................
     CoStar(*)                                       250,000              6,010
     ..........................................................................
     DigitalThink (*)([dagger])                    2,250,000             23,963
     ..........................................................................
     Eloyalty, Cv. Pfd., 7.00%(*)                    120,408                541
     ..........................................................................
     Eloyalty(*)                                     150,000                793
     ..........................................................................
     Immedient(*)                                     13,056                 95
     ..........................................................................
     InterCept(*)                                    125,000              5,121
     ..........................................................................

T. ROWE PRICE NEW HORIZONS FUND
-------------------------------------------------------------------------------

                                                               Shares     Value
     --------------------------------------------------------------------------
                                                                   In thousands
     META (*)([dagger])                                 1,125,000      $  2,441
     ..........................................................................
     ProBusiness Sevices(*)                               625,000        10,558
     ..........................................................................
     ProBusiness Services(*)                              100,000         1,877
     ..........................................................................
     ProsoftTraining.com(*)                             1,175,000         1,140
     ..........................................................................
     Renaissance Learning(*)                              500,000        15,230
     ..........................................................................
     SkillSoft(*)                                         465,000        12,053
     ..........................................................................
     SmartForce (ADR)(*)                                1,950,000        48,350
     ..........................................................................
     SunGard Data Systems(*)                            1,100,000        31,823
     ..........................................................................
     Tier Technologies (Class B)(*)                     1,275,000        27,419
     ..........................................................................
     Zonafinanciera.com (Series C),
     Cv. Pfd. (*)([double dagger])                      1,190,760             0
     ..........................................................................
                                                                        330,284
                                                                       ........
     Office Electronics 0.7%
     Zebra Technologies (Class A)(*)                      694,000        38,510
     ..........................................................................
                                                                         38,510
                                                                       ........
     Semiconductor Equipment & Products 8.5%
     Altera(*)                                          1,650,000        34,988
     ..........................................................................
     Analog Devices(*)                                  1,350,000        59,926
     ..........................................................................
     ATMI(*)                                            1,500,000        35,813
     ..........................................................................
     Brooks Automation(*)                                 250,000        10,136
     ..........................................................................
     Cabot Microelectronics(*)                            880,000        69,731
     ..........................................................................
     hi/fn(*)                                             200,000         2,893
     ..........................................................................
     Lam Research(*)                                      300,000         6,965
     ..........................................................................
     Lattice Semiconductor(*)                           2,500,000        51,413
     ..........................................................................
     Linear Technology                                    250,000         9,745
     ..........................................................................
     Maxim Integrated Products(*)                       1,800,000        94,509
     ..........................................................................
     Micrel(*)                                          1,150,000        30,170
     ..........................................................................
     MIPS Technologies(*)                                 550,000         4,749
     ..........................................................................
     O2Micro(*)                                           500,000        12,008
     ..........................................................................
     Pixelworks(*)                                        350,000         5,602
     ..........................................................................
     Sipex (*)([dagger])                                1,275,000        16,543
     ..........................................................................
     Xilinx(*)                                            750,000        29,280
     ..........................................................................
                                                                        474,471
                                                                       ........
     Software 6.7%
     Actuate(*)                                         2,600,000        13,767
     ..........................................................................
     Concord Communications(*)                            600,000        12,393
     ..........................................................................
     Convera(*)                                           750,000         2,494
     ..........................................................................
     Electronic Arts(*)                                 1,200,000        71,946
     ..........................................................................
     Informatica(*)                                     2,500,000        36,262
     ..........................................................................

T. ROWE PRICE NEW HORIZONS FUND
-------------------------------------------------------------------------------

                                                      Shares              Value
     --------------------------------------------------------------------------
                                                                   In thousands
     Jack Henry & Associates                         750,000        $    16,357
     ..........................................................................
     Liberate Technologies(*)                        900,000             10,332
     ..........................................................................
     Magma Design Automation(*)                      152,500              4,617
     ..........................................................................
     Mercury Interactive(*)                          750,000             25,489
     ..........................................................................
     Nassda(*)                                       200,000              4,498
     ..........................................................................
     National Instruments(*)                         600,000             22,404
     ..........................................................................
     NetIQ(*)                                      1,000,000             35,255
     ..........................................................................
     Parametric Technology(*)                      1,000,000              7,815
     ..........................................................................
     Precise Software Solutions(*)                 1,350,000             27,945
     ..........................................................................
     Selectica(*)                                  1,000,000              6,085
     ..........................................................................
     Simplex Solutions (*)([double dagger])          350,000              5,784
     ..........................................................................
     Verisity (*)([double dagger])                   825,000             15,737
     ..........................................................................
     Verity(*)                                     1,500,000             30,382
     ..........................................................................
     Wind River Systems(*)                         1,550,000             27,753
     ..........................................................................
                                                                        377,315
                                                                    ...........
     Total Information Technology                                     1,493,259
                                                                    ...........
     MATERIALS 0.2%

     Chemicals 0.2%
     Symyx Technologies(*)                           625,000             13,341
     ..........................................................................
     Total Materials                                                     13,341
                                                                    ...........
     TELECOMMUNICATION SERVICES 1.9%

     Diversified Telecommunication Services 0.1%
     Choice One Communications(*)                  1,000,000              3,530
     ..........................................................................
     Metromedia(*)                                 1,000,000                810
     ..........................................................................
                                                                          4,340
                                                                    ...........
     Wireless Telecommunication Services 1.8%
     AirGate PCS(*)                                  500,000             22,672
     ..........................................................................
     Alamosa(*)                                    1,250,000             14,912
     ..........................................................................
     Millicom International Cellular(*)            1,137,900             13,917
     ..........................................................................
     Triton PCS(*)                                 1,000,000             29,350
     ..........................................................................
     Western Wireless (Class A)(*)                   800,000             22,604
     ..........................................................................
                                                                        103,455
                                                                    ...........
     Total Telecommunication Services                                   107,795
                                                                    ...........
     Total Miscellaneous Equity Investments 0.0%                          1,706
                                                                    ...........
     Total Equity Investments (Cost $4,042,726)                       5,468,800
                                                                    ...........

T. ROWE PRICE NEW HORIZONS FUND
-------------------------------------------------------------------------------


                                                                          Value
     --------------------------------------------------------------------------
                                                                   In thousands
       SHORT-TERM INVESTMENTS 1.8%

       Money Market Fund 1.8%
       T. Rowe Price Reserve Investment
         Fund, 2.43%, #                               102,131,315   $   102,131
       ........................................................................
       Total Short-Term Investments (Cost $102,131)                     102,131
                                                                    ...........

     Total Investments in Securities
     99.8% of Net Assets (Cost $4,144,857)                          $ 5,570,931
                                                                    ...........
     Other Assets Less Liabilities                                       11,754
                                                                    ...........

     NET ASSETS                                                     $ 5,582,685
                                                                    -----------

     (#)               Seven-day yield
     (*)               Non-income producing
     ([infinity])      Common stocks, rights, and warrants - cost $4,025,257,
                       value 5,458,638, 97.8% of net assets
                       Preferred stocks - cost $8,620, value $5,620, 0.1% of
                       net assets
                       Convertible preferred stocks - cost $8,849,  value
                       $4,541, 0.1% of net assets
     ([dagger])        Affiliated company
     ([double dagger]) Securities contains restrictions as to public resale pursuant to the Securities Act of 1933 and related rules--total of such securities at year-end amounts to $33,559 and represents 0.6% of net assets
     (ADR)             American Depository Receipts

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW HORIZONS FUND
-------------------------------------------------------------------------------
                                                              December 31, 2001

STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
In thousands


     Assets
     Investments in securities, at value
       Affiliated companies (cost $456,275)                       $     613,067
       Other companies (cost $3,688,582)                              4,957,864
                                                                  .............
       Total investments in securities                                5,570,931
     Other assets                                                        35,758
                                                                  .............
     Total assets                                                     5,606,689
                                                                  .............

     Liabilities
     Total liabilities                                                   24,004
                                                                  .............

     NET ASSETS                                                   $   5,582,685
                                                                  -------------
     Net Assets Consist of:
     Undistributed net realized gain (loss)                       $    (183,192)
     Net unrealized gain (loss)                                       1,426,074
     Paid-in-capital applicable to 246,743,874 shares of
     $1.00 par value capital stock outstanding;
     300,000,000 shares authorized                                    4,339,803
                                                                  .............

     NET ASSETS                                                   $   5,582,685
                                                                  -------------

     NET ASSET VALUE PER SHARE                                    $       22.63
                                                                  -------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW HORIZONS FUND
-------------------------------------------------------------------------------


STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
In thousands



                                                                    Year
                                                                   Ended
                                                                12/31/01
     Investment Income (Loss)
     Income
       Interest                                             $      4,215
       Dividend                                                    3,349
       Securities lending                                            292
                                                            ..............
       Total income                                                7,856
                                                            ..............
     Expenses
       Investment management                                      36,074
       Shareholder servicing                                      12,455
       Custody and accounting                                        256
       Prospectus and shareholder reports                            201
       Registration                                                  104
       Legal and audit                                                31
       Directors                                                      26
       Proxy and annual meeting                                       13
       Miscellaneous                                                  34
                                                            ..............
       Total expenses                                             49,194
       Expenses paid indirectly                                      (49)
                                                            ..............
       Net expenses                                               49,145
                                                            ..............
     Net investment income (loss)                                (41,289)
                                                            ..............
     Realized and Unrealized Gain (Loss)
     Net realized gain (loss) on securities
       (including $(29,057) from affiliated companies)          (183,192)
                                                            ..............
     Change in net unrealized gain (loss) on securities
       (including $93,312 from affiliated companies)              26,049
                                                            ..............
     Net realized and unrealized gain (loss)                    (157,143)
                                                            ..............

     INCREASE (DECREASE) IN NET
     ASSETS FROM OPERATIONS                                 $   (198,432)
                                                            --------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW HORIZONS FUND
-------------------------------------------------------------------------------



STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------
In thousands
                                                                     Year
                                                                    Ended
                                                                 12/31/01        12/31/00

     Increase (Decrease) in Net Assets
     Operations
       Net investment income (loss)                          $    (41,289)    $   (34,563)
       Net realized gain (loss)                                  (183,192)        805,258
       Change in net unrealized gain (loss)                        26,049        (957,315)
                                                             ............................
       Increase (decrease) in net assets from operations         (198,432)       (186,620)
                                                             ............................
     Distributions to shareholders
       Net realized gain                                         (135,399)       (749,163)
                                                             ............................
     Capital share transactions(*)
       Shares sold                                                878,975       2,020,588
       Distributions reinvested                                   131,194         724,155
       Shares redeemed                                         (1,215,943)     (1,708,666)
                                                             ............................
       Increase (decrease) in net assets from capital
       share transactions                                        (205,774)      1,036,077
                                                             ............................
     Net Assets
     Increase (decrease) during period                           (539,605)        100,294
     Beginning of period                                        6,122,290       6,021,996
                                                             ............................
     End of period                                           $   5,582,685    $ 6,122,290
                                                             ----------------------------
     (*)Share information
          Shares sold                                               39,123         68,146
          Distributions reinvested                                   6,020         30,198
          Shares redeemed                                          (54,616)       (60,830)
                                                             ............................
          Increase (decrease) in shares outstanding                 (9,473)        37,514

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW HORIZONS FUND
-------------------------------------------------------------------------------
                                                              December 31, 2001


NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price New Horizon Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 3, 1960. The fund seeks long-term capital growth by investing primarily in common stocks of small, rapidly growing companies.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles.

T. ROWE PRICE NEW HORIZONS FUND
-------------------------------------------------------------------------------



     Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,467,316,000 and $1,764,412,000, respectively, for the year ended December 31, 2001.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles,income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

     Distributions during the year ended December 31, 2001 were characterized as follows for tax purposes:

     --------------------------------------------------------------------------
     Ordinary income                                               $  2,417,000
     Long-term capital gain                                         132,982,000
                                                                ...............
     Total distributions                                           $135,399,000
                                                                ---------------

     The tax-basis components of net assets at December 31, 2001 were as follows:

     --------------------------------------------------------------------------
     Unrealized appreciation                                    $2,220,001,000
     Unrealized depreciation                                      (823,905,000)
                                                                ...............
     Net unrealized appreciation (depreciation)                  1,396,096,000
     Capital loss carryforwards                                   (153,214,000)
                                                                ...............
     Distributable earnings                                      1,242,882,000
     Paid-in capital                                             4,339,803,000
     Net assets                                                 $5,582,685,000
                                                                ---------------

T. ROWE PRICE NEW HORIZONS FUND
-------------------------------------------------------------------------------


     Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2001, $29,978,000 of realized capital losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until 2002. Further, the fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. As of December 31, 2001, the fund had $153,214,000 of capital loss carryforwards that expire in 2009.

     For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2001, the fund recorded the following permanent reclassifications, which relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

     --------------------------------------------------------------------------
     Undistributed net investment income                          $ 41,289,000
     Undistributed net realized gain                                 1,569,000
     Paid-in-capital                                               (42,858,000)


     At December 31, 2001, the cost of investments for federal income tax purposes totaled $4,174,835,000.

NOTE 4- RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $3,097,000 was payable at December 31, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 2001, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group

T. ROWE PRICE NEW HORIZONS FUND
-------------------------------------------------------------------------------

     fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $8,995,000 for the year ended
     December 31, 2001, of which $713,000 was payable at year end.

     Additionally, the fund is one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying Price funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying Price funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. For the year then ended, the fund was allocated $1,327,000 of Spectrum expenses, $95,000 of which was payable at year-end. At December 31, 2001, approximately 9.3% of the outstanding shares of the fund were held by Spectrum.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2001, totaled $4,215,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE NEW HORIZONS FUND
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------
To the Board of Directors and Shareholders of T. Rowe Price New Horizons Fund, Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
     T. Rowe Price New Horizons Fund, Inc. (the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.



     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     January 18, 2002

T. ROWE PRICE NEW HORIZONS FUND
-------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/01
-------------------------------------------------------------------------------
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o  $2,418,000 from short-term capital gains.
o $132,982,000 from long-term capital gains, subject to the 20% rate gains category.
-------------------------------------------------------------------------------

T. ROWE PRICE NEW HORIZONS FUND
-------------------------------------------------------------------------------
ANNUAL MEETING RESULTS

The T. Rowe Price New Horizons Fund held an annual meeting on October 23, 2001, to vote on three issues. The results of voting were as follows (by number of shares).

1. To elect an expanded slate of directors to increase the number of independent directors serving the fund:

M. David Testa                                F. Pierce Linaweaver
Affirmative:             136,631,379.832      Affirmative:                     136,569,671.302
Withhold:                  1,762,406.711      Withhold:                          1,824,115.241
Total:                   138,393,786.543      Total:                           138,393,786.543

John H. Laporte                               Hanne M. Merriman
Affirmative:             136,630,981.417      Affirmative:                     136,624,935.376
Withhold:                  1,762,805.126      Withhold:                          1,768,851.167
Total:                   138,393,786.543      Total:                           138,393,786.543

Calvin W. Burnett                             John G. Schreiber
Affirmative:             136,366,603.671      Affirmative:                     136,476,996.387
Withhold:                  2,027,182.872      Withhold:                          1,916,790.156
Total:                   138,393,786.543      Total:                           138,393,786.543

Anthony W. Deering                            Hubert D. Vos
Affirmative:             136,447,006.428      Affirmative:                     136,535,799.506
Withhold:                  1,946,780.115      Withhold:                          1,857,987.037
Total:                   138,393,786.543      Total:                           138,393,786.543

Donald W. Dick, Jr.                           Paul M. Wythes
Affirmative:             136,611,709.392      Affirmative:                     136,608,454.314
Withhold:                  1,782,077.151      Withhold:                          1,785,332.229
Total:                   138,393,786.543      Total:                           138,393,786.543

David K. Fagin                                James S. Riepe
Affirmative:             136,548,988.373      Affirmative:                     136,598,109.339
Withhold:                  1,844,798.170      Withhold:                          1,795,677.204
Total:                   138,393,786.543      Total:                           138,393,786.543

2. To include in the Articles of              3. To amend the fund's Articles of
Incorporation standard T. Rowe Price          Incorporation to eliminate the provision
language authorizing the creation of          restricting ownership of portfolio securi-
different series and classes of shares,       ties by officers and directors of the
and to add other related provisions.          fund and T. Rowe Price.

Affirmative:             123,487,151.400      Affirmative:                     123,459,266.428
Against:                   5,917,287.847      Against:                           5,942,127.105
Abstain:                   2,451,752.296      Abstain:                           2,454,798.010
Broker Non-Votes:          6,537,595.000      Broker Non-Votes:                  6,537,595.000
-----------------          -------------      -----------------                  -------------
Total:                   138,393,786.543      Total:                           138,393,786.543


T. ROWE PRICE NEW HORIZONS FUND
-------------------------------------------------------------------------------

INDEPENDENT DIRECTORS

                                                                      Number of
                                                                      Portfolios
                                    Term of         Principal         in Fund         Other
Name,               Position(s)     Office(*) and   Occupation(s)     Complex         Directorships
Address, and        Held With       Length of       During Past       Overseen        Held of Public
Date of Birth       Fund            Time Served     5 Years           by Director     Companies
-----------------------------------------------------------------------------------------------------
Calvin W.           Director        Elected 2001    President,        97              Provident Bank
Burnett, Ph.D.                                      Coppin State                      of Maryland
100 East Pratt                                      College
Street
3/16/32
-----------------------------------------------------------------------------------------------------
Anthony W.          Director        Elected 2001    Director,         97               The Rouse
Deering                                             Chairman of                        Company
100 East Pratt                                      the Board,
Street                                              President, and
1/28/45                                             Chief Executive
                                                    Officer, The
                                                    Rouse Company,
                                                    real estate
                                                    developers
-----------------------------------------------------------------------------------------------------
Donald W.           Director        Elected 1994    Principal,        97               Not Applicable
Dick, Jr.                                           EuroCapital
100 East Pratt                                      Advisors, LLC, an
Street                                              acquisition and
1/27/43                                             management
                                                    advisory firm
-----------------------------------------------------------------------------------------------------
David K. Fagin      Director        Elected 1988    Director,         97               Dayton Mining
100 East Pratt                                      Dayton Mining                      Corporation,
Street                                              Corporation                        Golden Star
4/9/38                                              (6/98 to pre-                      Resources Ltd.,
                                                    sent), Golden                      and Canyon
                                                    Star Resources                     Resources, Corp.
                                                    Ltd., and Canyon
                                                    Resources, Corp.
                                                    (5/00 to pre-
                                                    sent); Chairman
                                                    and President,
                                                    Nye Corporation
-----------------------------------------------------------------------------------------------------
(*) Each director serves until election of a successor.

T. ROWE PRICE NEW HORIZONS FUND
-------------------------------------------------------------------------------

INDEPENDENT DIRECTORS (CONTINUED)

                                                                        Number of
                                                                        Portfolios
                                    Term of         Principal           in Fund         Other
Name,               Position(s)     Office(*) and   Occupation(s)       Complex         Directorships
Address, and        Held With       Length of       During Past         Overseen        Held of Public
Date of Birth       Fund            Time Served     5 Years             by Director     Companies
---------------------------------------------------------------------------------------------------------
F. Pierce           Director        Elected 2001    President, F.       97              Not Applicable
Linaweaver                                          Pierce Linaweaver
100 East Pratt                                      & Associates,
Street                                              Inc., consulting
8/22/34                                             environmental
                                                    and civil
                                                    engineers
---------------------------------------------------------------------------------------------------------
Hanne M.            Director        Elected 1994    Retail Business     97              Ann Taylor Stores
Merriman                                            Consultant                          Corporation,
100 East Pratt                                                                          Ameren Corp.,
Street                                                                                  Finlay
11/16/41                                                                                Enterprises, Inc.,
                                                                                        The Rouse
                                                                                        Company and
                                                                                        US Airways
                                                                                        Group, Inc.
---------------------------------------------------------------------------------------------------------
John G.             Director        Elected 2001    Owner/President,    97              AMLI Residential
Schreiber                                           Centaur Capital                     Properties Trust,
100 East Pratt                                      Partners, Inc., a                   Host Marriott
Street                                              real estate                         Corporation,
10/21/46                                            investment com-                     and The Rouse
                                                    pany; Senior                        Company, real
                                                    Advisor and                         estate
                                                    Partner,                            developers
                                                    Blackstone
                                                    Real Estate
                                                    Advisors, L.P.
---------------------------------------------------------------------------------------------------------
(*)Each director serves until election of a successor.

T. ROWE PRICE NEW HORIZONS FUND
-------------------------------------------------------------------------------

INDEPENDENT DIRECTORS (CONTINUED)

                                                                        Number of
                                                                        Portfolios
                                    Term of         Principal           in Fund         Other
Name,               Position(s)     Office(*) and   Occupation(s)       Complex         Directorships
Address, and        Held With       Length of       During Past         Overseen        Held of Public
Date of Birth       Fund            Time Served     5 Years             by Director     Companies
---------------------------------------------------------------------------------------------------------
Hubert D. Vos       Director        Elected 1983    Owner/President,    97              Not Applicable
100 East Pratt                                      Stonington
Street                                              Capital
8/2/33                                              Corporation, a
                                                    private investment
                                                    company
---------------------------------------------------------------------------------------------------------
Paul M.             Director        Elected 1981    Founding Partner    97              Teltone
Wythes                                              of Sutter Hill                      Corporation
100 East Pratt                                      Ventures, a venture
Street                                              capital limited
6/23/33                                             partnership,
                                                    providing equity
                                                    capital to young
                                                    high technology
                                                    companies
                                                    throughout the
                                                    United States
---------------------------------------------------------------------------------------------------------
(*)Each director serves until election of a successor.

INSIDE DIRECTORS

                                                                             Number of
                                                                             Portfolios   Other
                                    Term of                                  in Fund      Directorships
Name,               Position(s)     Office(*) and   Principal Occupation(s)  Complex      Held
Address, and        Held With       Length of       During Past              Overseen     of Public
Date of Birth       Fund            Time Served     5 Years                  by Director  Companies
---------------------------------------------------------------------------------------------------------
John H.             Director        Elected 1988    Managing Director,       15           Not
Laporte                                             T. Rowe Price; Managing               Applicable
100 East Pratt                                      Director and Director,
Street                                              T. Rowe Price
7/26/45                                             Group, Inc.
---------------------------------------------------------------------------------------------------------
(*)Each director serves until election of a successor.

T. ROWE PRICE NEW HORIZONS FUND
-------------------------------------------------------------------------------

INSIDE DIRECTORS (CONTINUED)

                                                                             Number of
                                                                             Portfolios   Other
                                    Term of                                  in Fund      Directorships
Name,               Position(s)     Office(*) and   Principal Occupation(s)  Complex      Held
Address, and        Held With       Length of       During Past              Overseen     of Public
Date of Birth       Fund            Time Served     5 Years                  by Director  Companies
---------------------------------------------------------------------------------------------------------
James S. Riepe      Director        Elected 1983    Vice Chairman            82           Not
100 East Pratt                                      of the Board, Director                Applicable
Street                                              and Managing Director,
6/25/43                                             T. Rowe Price Group,
                                                    Inc.; Director and
                                                    Managing Director,
                                                    T. Rowe Price; Chairman
                                                    of the Board and
                                                    Director, T. Rowe Price
                                                    Investment Services,
                                                    Inc., T. Rowe Price
                                                    Retirement Plan
                                                    Services, Inc., and
                                                    T. Rowe Price Services,
                                                    Inc.; Chairman of the
                                                    Board, Director,
                                                    President and Trust
                                                    Officer, T. Rowe Price
                                                    Trust Company; Director,
                                                    T. Rowe Price
                                                    International, Inc.
---------------------------------------------------------------------------------------------------------
M. David Testa       Director       Elected 1994    Vice Chairman            97           Not
100 East Pratt                                      of the Board, Chief                   Applicable
Street                                              Investment Officer,
4/22/44                                             Director, and Managing
                                                    Director, T. Rowe Price
                                                    Group, Inc.; Chief
                                                    Investment Officer,
                                                    Director, and Managing
                                                    Director, T. Rowe Price;
                                                    Vice President
                                                    and Director,
                                                    T. Rowe Price Trust
                                                    Company; Director,
                                                    T. Rowe Price
                                                    International, Inc.

---------------------------------------------------------------------------------------------------------
(*)Each director serves until election of a successor.

T. ROWE PRICE INVESTMENT SERVICES AND INFORMATION
-------------------------------------------------------------------------------

     INVESTMENT SERVICES AND INFORMATION

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

          By Phone 1-800-225-5132. Available Monday through Friday from
          7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

          In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.

     ACCOUNT SERVICES

          Automated 24-Hour Services Including Tele(*)Access(R) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

          Automatic Investing. From your bank account or paycheck.

          Automatic Withdrawal. Scheduled, automatic redemptions.

          IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.

     BROKERAGE SERVICES(*)

          Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

     INVESTMENT INFORMATION

          Consolidated Statement. Overview of all of your accounts.

          Shareholder Reports. Manager reviews of their strategies and results.

          T. Rowe Price Report. Quarterly investment newsletter.

          Performance Update. Quarterly review of all T. Rowe Price fund results.

          Insights. Educational reports on investment strategies and markets.

          Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

     (*) T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

T. ROWE PRICE MUTUAL FUNDS
-------------------------------------------------------------------------------

STOCK FUNDS                      BOND FUNDS                        MONEY MARKET FUNDS([dagger])
..............................    ..............................    ...........................
Domestic                         Domestic Taxable                  Taxable
Blue Chip Growth(*)              Corporate Income                  Prime Reserve
Capital Appreciation             GNMA                              Summit Cash Reserves
Capital Opportunity              High Yield(*)                     U.S. Treasury Money
Developing Technologies          New Income
Diversified Small-Cap Growth     Short-Term Bond                   Tax-Free
Dividend Growth                  Spectrum Income                   California Tax-Free Money
Equity Income(*)                 Summit GNMA                       Maryland Tax-Free Money
Equity Index 500                 U.S. Bond Index                   New York Tax-Free Money
Extended Equity Market Index     U.S. Treasury Intermediate        Summit Municipal Money Market
Financial Services               U.S. Treasury Long-Term           Tax-Exempt Money
Growth & Income
Growth Stock(*)                  Domestic Tax-Free                 INTERNATIONAL/GLOBAL
Health Sciences                  California Tax-Free Bond          FUNDS
Media & Telecommunications       Florida Intermediate Tax-Free     ...........................
Mid-Cap Growth(*)                Georgia Tax-Free Bond             Stock
Mid-Cap Value                    Maryland Short-Term               Emerging Europe &
New America Growth                Tax-Free Bond                     Mediterranean
New Era                          Maryland Tax-Free Bond            Emerging Markets Stock
New Horizons(**)                 New Jersey Tax-Free Bond          European Stock
Real Estate                      New York Tax-Free Bond            Global Stock
Science & Technology(*)          Summit Municipal Income           Global Technology
Small-Cap Stock(*)               Summit Municipal Intermediate     International Discovery(**)
Small-Cap Value(*)               Tax-Free High Yield               International Equity Index
Spectrum Growth                  Tax-Free Income                   International Growth & Income
Tax-Efficient Growth             Tax-Free Intermediate Bond        International Stock(*)
Tax-Efficient Multi-Cap Growth   Tax-Free Short-Intermediate       Japan
Total Equity Market Index        Virginia Tax-Free Bond            Latin America
Value(*)                                                           New Asia
                                                                   Spectrum International
BLENDED ASSET FUNDS
..............................                                      Bond
Balanced                                                           Emerging Markets Bond
Personal Strategy Balanced                                         International Bond(*)
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

(*) T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

(**)       Closed to new investors.

([dagger]) Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

           Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

[logo]                               T. Rowe Price Investment Services, Inc.
                                     100 East Pratt Street
                                     Baltimore, MD 21202

                                                             F42-050 12/31/01 R